Exhibit 99.1

Contacts:          Linda H. Simmons                                                            Debbie Mandeville
Chief Financial Officer                                                        Investor Relations Officer
(401) 574-1652                                                                  (401) 574-1547
lsimmons@bankri.com                                                       dmandeville@bankri.com

BancorpRI Announces 52% Increase in Net Income
for the First Quarter 2010

Earnings per Share More Than Double
Net Interest Margin Improves by 44 Basis Points

Providence, R.I. – April 29, 2010 – Bancorp Rhode Island, Inc. (NASDAQ: BARI), the parent company of Bank Rhode Island, today reported net income of $2.2 million for the quarter ended March 31, 2010, an increase of 51.7 percent compared to net income of $1.5 million for the first quarter 2009.  The Company’s diluted earnings per share (EPS) were $0.48 for the first quarter 2010, an increase of 118.2 percent compared to diluted EPS of $0.22, after preferred stock dividends and discount accretion, for the first quarter 2009.

Net interest income for the first quarter 2010 was $13.1 million, compared to $11.1 million in the first quarter 2009, and $13.0 million in the fourth quarter 2009.  The increase in net interest income was driven by improvement in net interest margin.  Net interest margin for the first quarter 2010 rose to 3.52 percent, an increase of 44 basis points from the first quarter 2009, and an increase of 10 basis points from fourth quarter 2009.

At March 31, 2010, the Company’s tier 1 capital ratio was approximately 7.7 percent and its total risk-based capital ratio was approximately 12.0 percent.

“While many expect 2010 to remain a challenging year, we got off to a great start and are pleased with our strong financial results in the first quarter,” commented President and CEO, Merrill W. Sherman.  “At BancorpRI, our capital strength, credit quality and earnings capacity enhance our competitive position and enable us to capitalize on marketplace opportunities to grow our franchise.”

Noninterest income was $2.3 million for the first quarter 2010, compared to $2.4 million in both the first quarter 2009 and the fourth quarter 2009.  Noninterest income for the first quarter 2010 reflects a charge of $571,000 incurred as the result of an investment security deemed to be other-than-temporarily impaired, offset by a $475,000 gain on the sale of mortgage-backed securities.

BancorpRI Q1 Results
Page Two

Noninterest expense was $10.5 million in the first quarter 2010, compared to $9.6 million in the first quarter 2009, and $9.9 million in the fourth quarter 2009.  The expense increase from first quarter 2009 was primarily driven by increases in compensation and expenses related to loan workout and other real estate owned.

The provision for loan and lease losses remained unchanged at $1.6 million for the first quarter 2010, compared to the first quarter 2009.  Net charge-offs were $1.5 million for the first quarter 2010, compared to $851,000 in the first quarter 2009.  The allowance for loan and lease losses as a percent of total loans and leases was 1.48 percent at March 31, 2010, down slightly from 1.49 percent at December 31, 2009.

As of March 31, 2010, the Company’s commercial loan and lease portfolio totaled $752.2 million, an increase of $19.8 million or 2.7 percent from year-end 2009, and up $65.5 million or 9.5 percent from March 31, 2009. Consumer loans were $201.4 million as of March 31, 2010, down slightly from $206.2 million at year-end 2009.  Residential mortgage loans were $170.2 million, a decrease of $3.1 million or 1.8 percent from December 31, 2009.

Total deposits were $1.1 billion as of March 31, 2010, up $8.8 million or 0.8 percent from year-end 2009.  The increase from year-end 2009 reflects an increase of $17.8 million in core deposits (demand deposits, NOW, money markets and savings accounts) offset by a decrease of $9.0 million in certificates of deposit.  The increase in core deposits from year-end 2009 was primarily driven by money market and savings accounts.  Core deposits at March 31, 2010, represented 65.8 percent of total deposits compared to 64.8 percent at year-end 2009.

“Our commercial loan portfolio has grown for the past 13 quarters.  The growth reflects the ongoing execution of our strategic plan to shift our balance sheet to a more commercial profile,” said Sherman.  She added, “Our ability to grow the commercial loan portfolio through a difficult economic environment is a testament to our team’s proactive management of credit quality and also contributes to our success in expanding our checking and savings deposits.”

Nonperforming assets at March 31, 2010, totaled $16.4 million, or 1.03 percent of total assets, down from $20.0 million, or 1.26 percent of total assets, at December 31, 2009, and down from $17.4 million, or 1.13 percent of total assets, at March 31, 2009.

Total assets at March 31, 2010, were $1.6 billion, a slight decrease of $3.2 million or 0.2 percent from year-end 2009.  The decrease was primarily due to the reduction in available for sale securities and the residential mortgage portfolio offset by the growth in the commercial loan and lease portfolio.

BancorpRI Q1 Results
Page Three

The Company’s Board of Directors approved a dividend of $0.17 per share.  The dividend will be paid on June 9, 2010, to shareholders of record on May 19, 2010.

Company executives will host a conference call Thursday, April 29, at 10 a.m. Eastern Time (ET) to discuss the Company’s first quarter 2010 results.  Access to the conference call is available by dialing toll free (800) 860-2442, or via webcast in the Investor Relations section of the website at www.bankri.com.  International callers can join by dialing 412-858-4600.  Please dial in at least 10 minutes prior to the start of the call to ensure a timely connection.

There will be a replay of the call available the same day beginning at approximately 12:00 p.m. ET that can be accessed through 9 a.m. ET on Wednesday, May 5, 2010.  The replay dial-in number is (877) 344-7529; when prompted, enter conference ID number 439280.  The webcast will be archived in the Investor Relations section of the website at www.bankri.com.

About BancorpRI
Bancorp Rhode Island, Inc. is the parent company of Bank Rhode Island, a full-service, FDIC-insured, state-chartered financial institution. The Bank, headquartered in Providence, Rhode Island, operates 16 branches and more than 60 ATMs throughout Providence, Kent and Washington Counties.  As of March 31, 2010, BankRI had $1.6 billion in assets and $1.1 billion in deposits.  For more information, visit www.bankri.com.

This release may contain “forward-looking statements” within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the company's present expectations or beliefs concerning future events. The company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic conditions and changing competition which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's filings with the Securities and Exchange Commission.
###

BANCORP RHODE ISLAND, INC.
Selected Financial Highlights (unaudited)

		Three Months Ended
		March 31,
		2010	2009
	(In thousands, except per share data)

FINANCIAL DATA:
Net interest income		$13,088	$11,082
Provision for loan and lease losses		1,600	1,610
Noninterest income		2,315	2,357
Noninterest expense		10,488	9,623
Net income		2,219	1,463
Net income applicable to common shares		2,219	1,027

FINANCIAL PERFORMANCE RATIOS:
Return on assets (3) (6)		0.57%	0.39%
Return on equity (4) (6)		7.32%	3.48%
Net interest margin (2) (6)		3.52%	3.08%
Efficiency ratio (5) (6)		68.09%	71.60%

PER SHARE DATA:
Earnings per share - basic		$0.48	$0.22
Earnings per share - diluted		0.48	0.22
Book value per share of common stock		26.69	26.15
Tangible book value per share of common stock		24.05	23.53
Market value (at period end)		27.35	18.07
Dividends per share		0.17	0.17

CAPITAL RATIOS:
Tier 1 capital ratio (8)		7.70%	9.99%
Total risk-based capital ratio (8)		11.99%	14.95%
Tangible common equity ratio (1) (6)		7.08%	7.05%

	Three Months Ended
	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009
	(In thousands)

BALANCE SHEET:
Total assets	$1,586,778	$1,589,946	$1,569,084	$1,583,686	$1,548,067
Total loans and leases	1,123,838	1,111,847	1,116,627	1,117,655	1,105,298
Total deposits	1,107,071	1,098,284	1,091,931	1,084,673	1,055,861
Shareholders' equity	123,679	120,661	121,961	148,674	150,447

ASSET QUALITY:
Total nonperforming assets	$16,392	$20,015	$16,894	$18,796	$17,443
Nonperforming assets / total assets	1.03%	1.26%	1.08%	1.19%	1.13%
Allowance for loans and leases	$16,625	$16,536	$16,537	$16,905	$15,423
Allowance to total loans and leases	1.48%	1.49%	1.48%	1.51%	1.40%
Net charge-offs	$1,511	$3,808	$2,268	$1,118	$851
Net charge-offs to average loans	0.55%	1.35%	0.81%	0.40%	0.32%

BANCORP RHODE ISLAND, INC.
Selected Financial Highlights (unaudited)

		Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009
		(in thousands)

Loan and lease portfolio:

Commercial loans
	Commercial real estate - owner occupied	$167,603	$167,853	$167,222	$163,461	$173,691
	Commercial & industrial	174,649	178,808	183,911	188,570	177,810
	Commercial real estate - non-owner occupied	187,988	170,148	163,766	159,576	147,517
	Small business	57,911	56,148	55,442	53,660	51,200
	Multi-family	66,716	66,350	58,622	58,596	51,625
	Construction	30,355	23,405	23,630	21,573	22,405
	Leases and other	72,969	75,057	78,506	72,587	68,202
	Subtotal	758,191	737,769	731,099	718,023	692,450
	Unearned lease income	(7,039)	(7,693)	(9,218)	(8,702)	(7,833)
	Net deferred loan origination costs	1,041	2,321	2,540	2,318	2,045

Total commercial loans and leases		752,193	732,397	724,421	711,639	686,662

Residential mortgages		170,200	173,294	182,303	191,271	203,800

Consumer loans		201,445	206,156	209,903	214,745	214,836

Total loans and leases		$1,123,838	$1,111,847	$1,116,627	$1,117,655	$1,105,298

Reconciliation of Non-GAAP Earnings per Common Share – Diluted (7):

			Three Months Ended
			March 31,
			2010	2009

Earnings per common share – diluted			$0.48	$0.22
Effect of preferred shares dividend			-	0.08
Effect of preferred shares discount			-	0.01
Non-GAAP earnings per common share - diluted			$0.48	$0.31

(1)	Calculated by dividing common shareholders’ equity less goodwill by total assets less goodwill.
(2)	Calculated by dividing annualized net interest income by average interest-earning assets.
(3)	Calculated by dividing annualized net income by average total assets.
(4)	Calculated by dividing annualized net income applicable to common shares by average common shareholders’ equity.
(5)	Calculated by dividing noninterest expense by net interest income plus noninterest income.
(6)	Non-GAAP performance measure.
(7)	Reconciliation of Non-GAAP Earnings per Common Share – Diluted table included to provide the investor useful information in
	comparing the Company's operating results to the prior year. Reconciliation excludes the effect of preferred stock discount
	amounts from diluted earnings per share.
(8)	Tier 1 capital and total risk-based capital ratio are estimated for March 31, 2010.

BANCORP RHODE ISLAND, INC.
Consolidated Balance Sheet (unaudited)

	March 31,	December 31,
	2010	2009
	(In thousands)

ASSETS:
Cash and due from banks	$16,845	$18,866
Overnight investments	600	1,964
Total cash and cash equivalents	17,445	20,830
Available for sale securities (amortized cost of $361,410 and
$380,108, respectively)	365,110	381,839
Stock in Federal Home Loan Bank of Boston	16,274	16,274
Loans and leases receivable:
Commercial loans and leases	752,193	732,397
Residential mortgage loans	170,200	173,294
Consumer and other loans	201,445	206,156
Total loans and leases receivable	1,123,838	1,111,847
Allowance for loan and lease losses	(16,625)	(16,536)
Net loans and leases receivable	1,107,213	1,095,311
Premises and equipment, net	12,230	12,378
Goodwill	12,262	12,239
Accrued interest receivable	4,863	4,964
Investment in bank-owned life insurance	30,325	30,010
Prepaid expenses and other assets	21,056	16,101
Total assets	$1,586,778	$1,589,946

LIABILITIES:
Deposits:
Demand deposit accounts	$203,193	$204,281
NOW accounts	68,724	74,558
Money market accounts	78,824	65,076
Savings accounts	378,228	367,225
Certificates of deposit accounts	378,102	387,144
Total deposits	1,107,071	1,098,284
Overnight and short-term borrowings	37,851	40,171
Wholesale repurchase agreements	20,000	20,000
Federal Home Loan Bank of Boston borrowings	270,090	277,183
Subordinated deferrable interest debentures	13,403	13,403
Other liabilities	14,684	20,244
Total liabilities	1,463,099	1,469,285
SHAREHOLDERS’ EQUITY:
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
Issued: (5,007,190 shares and 4,969,444 shares, respectively)	50	50
Additional paid-in capital	73,306	72,783
Treasury stock, at cost (373,850 shares and 364,750 shares, respectively)	(12,527)	(12,309)
Retained earnings	60,445	59,012
Accumulated other comprehensive income, net	2,405	1,125
Total shareholders’ equity	123,679	120,661
Total liabilities and shareholders’ equity	$1,586,778	$1,589,946

BANCORP RHODE ISLAND, INC.
Consolidated Statements of Operations (unaudited)

	Three Months Ended
	March 31,
	2010	2009
	(In thousands, except per share data)

Interest and dividend income:
Overnight investments	$5	$9
Mortgage-backed securities	3,225	3,403
Investment securities	554	451
Federal Home Loan Bank of Boston stock dividends	-	-
Loans and leases	14,568	14,697
Total interest and dividend income	18,352	18,560
Interest expense:
Deposits	2,278	4,494
Overnight and short-term borrowings	18	27
Wholesale repurchase agreements	139	133
Federal Home Loan Bank of Boston borrowings	2,665	2,625
Subordinated deferrable interest debentures	164	199
Total interest expense	5,264	7,478
Net interest income	13,088	11,082
Provision for loan and lease losses	1,600	1,610
Net interest income after provision for loan and lease losses	11,488	9,472
Noninterest income:
Total other-than-temporary impairment losses on
available for sale securities	(1,592)	-
Non-credit component of other-than-temporary impairment losses recognized in other comprehensive income
	1,021	-
Credit component of other-than-temporary impairment losses on available for sale securities	(571)	-

Service charges on deposit accounts	1,264	1,210
Gain on sale of available for sale securities	475	61
Income from bank-owned life insurance	315	289
Commissions on nondeposit investment products	237	156
Loan related fees	189	399
Net gains on lease sales and commissions on loans
originated for others	36	29
Other income	370	213
Total noninterest income	2,315	2,357
Noninterest expense:
Salaries and employee benefits	5,843	5,153
Occupancy	861	956
Data processing	654	620
Professional services	632	698
FDIC insurance	475	387
Loan workout and other real estate owned	336	128
Marketing	258	315
Equipment	255	241
Loan servicing	176	159
Other expenses	998	966
Total noninterest expense	10,488	9,623
Income before income taxes	3,315	2,206
Income tax expense	1,096	743
Net income	2,219	1,463
Preferred stock dividends	-	(375)
Prepayment charges and accretion of preferred stock discount	-	(61)
Net income applicable to common shares	$2,219	$1,027

Per share data:
Basic earnings per common share	$0.48	$0.22
Diluted earnings per common share	$0.48	$0.22
Cash dividends declared per common share	0.17	0.17
Weighted average common shares outstanding – basic	4,622	4,590
Weighted average common shares outstanding – diluted	4,650	4,610

BANCORP RHODE ISLAND, INC.
Asset Quality Analysis

	Three Months Ended
	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009
	(Dollars in thousands)

NON-PERFORMING ASSETS

Nonperforming loans & leases:
Commercial real estate	$4,952	$6,909	$3,159	$4,801	$5,549
Commercial & industrial	1,544	2,919	3,263	4,360	5,269
Small business	957	1,147	585	542	595
Multifamily	-	205	205	-	-
Construction	710	469	469	1,000	1,000
Leases	1,415	1,878	1,059	833	251
Residential mortgage	4,349	4,124	5,175	5,933	3,910
Consumer	442	664	984	284	167
Total nonperforming loans & leases	14,369	18,315	14,899	17,753	16,740

Other real estate owned	2,023	1,700	1,995	921	703
Non-real estate foreclosed assets	-	-	-	122	-

Total nonperforming assets	$16,392	$20,015	$16,894	$18,796	$17,443

Total nonperforming loans & leases / total loans & leases	1.28%	1.65%	1.33%	1.59%	1.51%
Total nonperforming assets / total assets	1.03%	1.26%	1.08%	1.19%	1.13%

PROVISION AND ALLOWANCE FOR LOAN LOSSES

Balance at beginning of period	$16,536	$16,537	$16,905	$15,423	$14,664
Charged-off loans & leases	(1,612)	(3,893)	(2,285)	(1,138)	(873)
Recoveries on charged-off loans & leases	101	85	17	20	22
Net loans & leases charged-off	(1,511)	(3,808)	(2,268)	(1,118)	(851)
Provision for loan and lease losses	1,600	3,807	1,900	2,600	1,610
Balance at end of period	$16,625	$16,536	$16,537	$16,905	$15,423

Allowance to nonperforming loans & leases	115.70%	90.29%	110.99%	95.22%	92.13%
Allowance to total loans & leases	1.48%	1.49%	1.48%	1.51%	1.40%

NET CHARGE-OFFS

Commercial real estate	$549	$322	$50	$-	$-
Commercial & industrial	(11)	1,807	1,412	249	98
Commercial loans, leases & other	529	238	227	244	443
Residential mortgages	347	852	556	619	309
Consumer	97	589	23	6	1
Total net charge-offs	$1,511	$3,808	$2,268	$1,118	$851

Net charge-offs to average loans & leases	0.55%	1.35%	0.81%	0.40%	0.32%

DELINQUENCIES AND NON-ACCRUING LOANS AND LEASES AS % OF TOTAL LOANS

Loans & leases 30-59 days past due	0.90%	0.95%	0.97%	0.68%	0.97%
Loans & leases 60-89 days past due	0.22%	0.19%	0.16%	0.19%	0.46%
Loans & leases 90+ days past due and still accruing	-	0.07%	0.02%	-	-
Total accruing past due loans & leases	1.12%	1.21%	1.15%	0.87%	1.43%

Non-accrual loans & leases	1.28%	1.57%	1.31%	1.59%	1.51%

Total delinquent and nonaccrual loans & leases	2.40%	2.78%	2.46%	2.46%	2.94%

BANCORP RHODE ISLAND, INC.
Consolidated Average Balances, Yields and Costs (unaudited)

	Three Months Ended March 31,
	2010			2009
	Average Balance	Interest Earned/Paid	Average Yield	Average Balance	Interest Earned/Paid	Average Yield
ASSETS
Earning assets:
Overnight investments	$2,292	$5	0.87%	$820	$9	4.36%
Available for sale securities	372,516	3,779	4.06%	342,587	3,854	4.50%
Stock in the FHLB	16,274	-	0.00%	15,671	-	0.00%
Loans and leases receivable:
Commercial loans and leases	730,907	10,311	5.71%	672,873	9,707	5.83%
Residential mortgages loans	172,408	2,029	4.71%	207,807	2,660	5.12%
Consumer and other loans	203,840	2,228	4.43%	207,754	2,330	4.55%
Total earning assets	1,498,237	18,352	4.94%	1,447,512	18,560	5.17%
Cash and due from banks	13,451			28,329
Allowance for loans and leases	(17,225)			(14,653)
Premises and equipment	12,359			12,556
Goodwill, net	12,179			12,064
Accrued interest receivable	4,372			4,289
Bank-owned life insurance	30,118			28,862
Prepaid expenses and other assets	18,579			8,798
Total assets	$1,572,070			$1,527,757

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Deposits:
NOW accounts	68,669	15	0.08%	61,249	18	0.12%
Money market accounts	71,387	149	0.85%	4,607	1	0.13%
Savings accounts	369,750	531	0.58%	386,208	1,083	1.14%
Certificate of deposit accounts	385,599	1,583	1.67%	418,627	3,392	3.29%
Overnight and short-term borrowings	39,161	18	0.19%	52,245	27	0.20%
Wholesale repurchase agreements	18,222	139	3.06%	10,000	133	5.39%
FHLB borrowings	271,742	2,665	3.92%	247,674	2,625	4.30%
Subordinated deferrable interest debentures	13,403	164	4.90%	13,403	199	6.00%
Total interest-bearing liabilities	1,237,933	5,264	1.72%	1,194,013	7,478	2.54%

Noninterest-bearing deposits	199,735			171,449
Other liabilities	11,427			12,489
Total liabilities	1,449,095			1,377,951

Shareholders' equity:	122,975			149,806
Total liabilities and shareholders' equity	$1,572,070			$1,527,757

Net interest income		$13,088			$11,082

Net interest spread			3.22%		2.63%

Net interest margin			3.52%		3.08%